UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 1, 2026 (May 26, 2026)

SkyAI, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-41355	82-3751728
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

105 Maxess Road, Suite 124,

Melville, NY 11747

(Address of principal executive office) (Zip Code)

(631) 574-4436

(Registrants’ telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	SKYA	Nasdaq Capital Market
Common Stock Purchase Warrants	SKYAW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 26, 2026, Sharps Technology, Inc., a Nevada corporation (which we refer to both before and after the corporate name change referred to below as the “Company”) filed a Certificate of Amendment to its articles of incorporation (the “Amendment”) to change the name of the Company to SkyAI, Inc. and effectuate the name change with the Nevada Secretary of State. A shareholder vote was not necessary to effectuate the name change and the name change does not affect the rights of any of the Company’s security holders. The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference into this Item 5.03.

The Company’s common stock and warrants trade on the Nasdaq Capital Market. On May 28, 2026, the Company’s common ceased trading under the ticker symbol “STSS” and began trading under the new ticker symbol “SKYA,” and its warrants ceased trading under the ticker symbol “STSSW” and began trading under the new ticker symbol “SKYAW.”

Item 8.01 Other Events.

On May 27, 2026, the Company issued a press release announcing its name change, the change in its ticker symbols, and a strategic transformation of its business, reflecting a shift from its legacy operations to the development of a technology-driven financial platform. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

The Company is now focused on building an agentic finance platform designed to serve emerging markets across Asia, Latin America, and Africa (the “Global South”). The platform is intended to combine artificial intelligence (AI) with blockchain-based infrastructure, including stablecoin rails, to provide users with access to financial services, including U.S. dollar–denominated savings alternatives, financial education, and data-driven financial insights. The Company’s strategy is focused on addressing gaps in traditional banking infrastructure in its service regions, including limited access to stable financial systems and exposure to local currency volatility. By leveraging AI to aggregate and analyze on-chain financial data, the platform is being designed to enable users to better manage assets and access capital markets.

As part of its strategic transformation, the Company has established an international operational headquarters in Hong Kong to support licensing, talent acquisition, and regional expansion efforts. The Company also intends to utilize blockchain infrastructure, including the Solana network, as a foundational layer for its platform and treasury strategy.

The name change and the Company’s strategic shift toward an AI-focused business involve significant risks and uncertainties. The risks and uncertainties described below are not the only ones we face. Additional risks and uncertainties not presently known to us, or which we currently deem immaterial, may also impact us, our business, bitcoin holdings, financial condition, and results of operations.

Our use and integration of AI, including generative AI, in connection with our Solana treasury strategy and broader business operations expose us to operational, legal, regulatory, reputational, and competitive risks.

AI technologies, particularly generative AI, remain in relatively early stages of commercial deployment and are inherently complex and rapidly evolving. These technologies may produce inaccurate, incomplete, misleading, or “hallucinatory” outputs and may embed unintended biases or discriminatory or otherwise flawed results that may not be readily detectable. To the extent that AI-driven analyses, forecasts, or decision-making tools are used in connection with our treasury management, digital asset strategies, or related services, any deficiencies, inaccuracies or perceived flaws in such outputs could adversely affect our decision-making, financial performance, reputation, and competitive position.

In addition, our reliance on AI-powered tools may increase the risk of inadvertent disclosure or misuse of confidential or proprietary information. If our employees, contractors, or service providers input sensitive information into third-party AI systems, such information could become part of external training datasets or otherwise be exposed to third parties, potentially impairing our ability to protect our intellectual property or maintain the confidentiality of our strategic or financial data. Our ability to mitigate these risks depends in large part on the effectiveness of our internal controls, policies, and safeguards governing the use of AI technologies.

The legal and intellectual property landscape surrounding generative AI is uncertain and evolving. Content generated using AI tools may not be eligible for copyright protection, which could limit our ability to commercialize such content or assert ownership rights. Furthermore, AI-generated outputs may inadvertently infringe upon third-party intellectual property, privacy, or publicity rights, including where such outputs are derived from or resemble protected materials used in training underlying models. Any such claims could result in litigation, liability, regulatory scrutiny, or restrictions on our use of AI technologies.

Our use of AI may also increase our exposure to cybersecurity risks, including potential data breaches or unauthorized access to sensitive information processed through AI systems. Any such incidents could result in legal liability, regulatory enforcement, reputational harm, and increased costs associated with remediation and compliance.

Additionally, competitors or other market participants may adopt AI technologies more effectively or more rapidly than we do, which could impair our ability to compete, particularly in the context of digital asset treasury management and analytics. As AI adoption continues to expand, we expect to incur additional costs and devote significant resources to developing, maintaining, and monitoring our AI capabilities, as well as addressing associated ethical, operational, and compliance challenges.

As a result of the foregoing, our use of AI technologies could materially and adversely affect our business, financial condition and results of operations.

Evolving laws, regulations, and regulatory interpretations relating to artificial intelligence may adversely affect our business, including our ability to use AI in connection with our Solana treasury strategy.

The regulatory environment governing AI, machine learning, and automated decision-making is rapidly developing and remains uncertain across jurisdictions. New laws and regulations may be adopted, and existing laws may be interpreted or applied in ways that restrict or impose additional requirements on our use of AI technologies. We may be required to modify our operations, limit certain uses of AI, or incur significant costs to achieve compliance, any of which could adversely affect our business, financial condition and results of operations.

For example, the European Union’s Artificial Intelligence Act (the “AI Act”), which entered into force on August 1, 2024 and is expected to become fully applicable by August 2, 2026, establishes a risk-based framework governing the development and deployment of AI systems. The AI Act imposes varying levels of obligations depending on the classification of AI systems, including prohibitions on certain uses and stringent requirements for systems deemed “high-risk.” To the extent our current or future AI applications fall within the scope of the AI Act or similar regulatory regimes, we may be subject to increased compliance burdens, operational constraints, and potential liability.

Similarly, in the United States and other jurisdictions, regulatory authorities have begun adopting and enforcing laws and guidance relating to AI, data privacy, and consumer protection. These developments may require us to obtain additional consents, implement enhanced governance frameworks, or modify our use of AI technologies. Regulatory authorities, including the Federal Trade Commission, have also taken enforcement actions requiring companies to disgorge data or models derived from allegedly non-compliant AI practices. Any such actions directed or expected to be directed against us could have a material impact on our operations.

If we are unable to effectively anticipate, manage, and comply with evolving AI-related legal and regulatory requirements, or if our use of AI technologies becomes restricted or economically impractical, our business may become less efficient, we may face increased costs or liability, our financial condition or results of operations could suffer, and our competitive position could be adversely affected.

The information furnished under this Item 8.01 and in the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filing.

Forward-Looking Statements

Certain statements contained herein are forward-looking statements, which involve a number of risks and uncertainties. All statements contained herein other than statements of historical fact are forward-looking statements, including statements regarding the Company’s rebranding, its strategy and product roadmap, its planned opening of overseas operations in Hong Kong, anticipated hiring, the execution of its Solana digital asset treasury strategy, and the potential opportunities its various initiatives may create. Forward-looking statements are based on current expectations, assumptions, and beliefs and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements, including those inherent in the Company’s ability to successfully execute its AI technology strategy; volatility in the market price of SOL and other digital assets; changes in the regulatory or legal environment; competitive pressures; and general market, economic, and business conditions. Although the forward-looking statements contained herein reflect the good-faith judgments of the Company’s management, these statements are based only on facts and factors currently known to the Company. Except as required by law, we undertake no obligation to update any forward-looking statements for any reason. As a result, you are cautioned not to rely unduly on forward-looking statements. The foregoing risks relating to forward-looking statements, and other risks concerning the Company, are described in additional detail in the Company’s annual report on Form 10-K for the year ended December 31, 2025, on file with the Securities and Exchange Commission. Copies of such report and other documents are available from the Company, as well as on the SEC’s website.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit	Description
3.1	Certificate of Amendment to the Company’s Amended and Restated Articles of Incorporation
99.1	Press Release dated May 27, 2026
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SkyAI, Inc. (formerly Sharps Technology, Inc.)

Dated: June 1, 2026	By:	/s/ Paul K. Danner
	Name:	Paul K. Danner
	Title:	Principal Executive Officer